SCHEDULE 14A
                              (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant     [X]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                         ADVANCED WIRELESS SYSTEMS, INC.
               (Name of Registrant as Specified in its Charter)

                   Filed on Behalf of the Board of Directors
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.
[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

-----------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          Advanced Wireless Systems, Inc.
-----------------------------------------------------------------------------

DATE:     Tuesday, February 15, 1999
TIME:     10:00 a.m.
PLACE:    927 Sunset Drive
          Irving, Texas 75061


We will vote on:

1.    Amending the Articles of Incorporation of the Company to:

      A. Increase the number of authorized shares that may be issued by the Company in order to facilitate acquisitions of other companies; and

      B. Eliminate preemptive rights of shareholders in order to facilitate the issuance of shares by the Company as an integral part of such acquisition transactions.

2. Transacting such other business as may properly come before the meeting and any adjournment thereof.

Who May Attend and Vote at the Meeting

Shareholders of record at the close of business on January 15, 2000, and valid proxy holders may attend and vote at the meeting. If your shares are registered in the name of a brokerage firm or trustee and you plan to attend the meeting, please obtain from the firm or trustee a letter or other evidence of your beneficial ownership of those shares to facilitate your admittance to the meeting.

                                    By Order of the Board of Directors,

Date: January 15, 2000              Monte Julius, President

                               PROXY STATEMENT

Your proxy, using the enclosed form, is solicited by the Company's board of directors for use at a special meeting of shareholders to be held February 15, 2000, and at any adjournment thereof. This proxy statement has information about the special meeting and was prepared by the Company's management for the Board of Directors. Your vote at the special meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope.

                            A) GENERAL INFORMATION

The only items of business which management intends to present at the meeting are listed in the preceding Notice of Special Meeting of Shareholders and are explained in more detail on the following pages. By returning your signed proxy, you authorize management to vote your shares as you indicate on these items of business and to vote your shares in accordance with management's best judgment in response to proposals initiated by others at the meeting.

1)  Changing or Revoking Your Proxy Vote

You may revoke your signed proxy at any time before it is exercised at the special meeting. You may do this by advising the Company's Secretary in writing of your desire to revoke your proxy, or by submitting a duly executed proxy bearing a later date. We will honor the proxy card with the latest date. You may also revoke your proxy by attending the special meeting and indicating that you wish to vote in person.

2)  Who may Vote

Each shareholder of record at the close of business on January 15, 2000, is entitled, for each share then held, to one vote on each proposal or item that comes before the special meeting. On September 30, 1999, the Company had outstanding, 4,761,230 shares of Common Stock entitled to vote at the meeting.

3)  Voting in Person

Although we encourage you to complete and return your proxy to ensure that your vote is counted, you can attend the special meeting and vote your shares in person.

4) How your Votes are Counted

We will hold the special meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the matters listed on the proxy card.

If you mark "Abstain" with respect to any proposal on your proxy, your shares will be counted in the number of votes cast, but will not be counted as votes for or against the proposal. If a broker or other nominee holding shares for a beneficial owner does not vote on a proposal, the shares will not be counted in the number of votes cast.

This proxy statement and the accompanying proxy form were first mailed on or about January 15, 2000, to shareholders entitled to vote at the meeting.

                          B)  ITEMS OF BUSINESS

Proposal 1:     AMENDMENT TO ARTICLES OF INCORPORATION

     The Company is currently authorized to issue 50,000,000 shares of common stock, par value $.01 per share, of which approximately 4,761,230 shares were outstanding on September 30, 1999. Our Board of Directors believes that it is necessary to increase the authorized number of common stock. The increase is intended to allow for future issuance of shares for acquisitions as appropriate, and to allow for stock dividends and stock splits as appropriate. The Board also believes it is necessary to eliminate preemptive rights of shareholders in order to facilitate acquisitions of other companies. Eliminating preemptive rights would allow the Company to issue shares in acquisition transactions without being required to offer additional shares to all current shareholders.

-----------------------------------------------------------------------------
The board of directors recommends a vote FOR the proposal to amend the Articles of Incorporation of the Company to increase the number of authorized shares from 50 million to 100 million and to eliminate preemptive rights of shareholders. Proxies solicited by the board of directors will be so voted unless shareholders specify otherwise in their proxies. The proposed amendment is attached to this Proxy Statement as Exhibit A.
-----------------------------------------------------------------------------

Increasing the number of authorized shares

     The Board believes that it is necessary to increase the number of authorized shares of common stock to provide for the flexibility to declare stock dividends and stock splits, or to make acquisitions in exchange for stock. We continually evaluate prospects for acquisition by our Company, and we need to be able to take advantage of opportunities to acquire attractive prospects as they arise. We believe that attractive opportunities may arise to acquire properties or companies in exchange for our common stock and wish to be able to take advantage of such opportunities quickly and efficiently.

Eliminating preemptive rights

     Elimination of preemptive rights will also make it easier for the Company to respond quickly to take advantage of acquisition opportunities by simplifying the issuance of shares in connection with those transactions.
It is difficult and time consuming for a widely held company such as ours to offer preemptive rights to all of its shareholders each time the Company needs to issue additional shares. Elimination of the preemptive rights will give our Board of Directors more flexibility in structuring and finalizing acquisition transactions.

                           C)  OTHER INFORMATION

1)  Method and Cost of Soliciting Proxies

The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. Proxies may be solicited by officers, directors, and employees of the Company in person, or by mail, courier, telephone or facsimile.

2)  Other Matters

Management does not know of any matter to be acted upon at the meeting other than the matters above described. However, if any other matter should properly come before the meeting, the proxy holders named in the enclosed proxy will vote the shares for which they hold proxies in their discretion.

Your vote at the special meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope.


          By Order of the Board of Directors,

          Monte Julius, President

          Date: January 5, 2000

                       ADVANCED WIRELESS SYSTEMS, INC.
            Shareholders' Proxy For Special Meeting, February 15, 2000

Solicited by the Board of Directors

The undersigned hereby appoints Monte Julius, or such other persons as the board of directors of Advanced Wireless Systems, Inc. (the "Company"), may designate, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of the Company, which the undersigned is entitled to vote at the special meeting of shareholders of the Company to be held on February 15, 2000, and at any and all adjournments thereof.

1. Amendment to Articles of Incorporation - The board of directors recommends a vote FOR the following.

       To amend the Company's Articles of Incorporation in order to increase the number of authorized shares from 50,000,000 to 100,000,000 and eliminate preemptive rights of shareholders.

       ( )     For           ( )      Against          ( )      Abstain


2. Other Matters - The board of directors recommends a vote FOR the following.

       In their discretion, to vote on such other matters as may properly come before the meeting, but which are not now anticipated and to vote upon matters incident to the conduct of the meeting.

       ( )     For           ( )      Against          ( )      Abstain


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS RESPECTING PROPOSAL 2.


Dated:
       -----------------------------------
           (Signature of Stockholder)


Dated: -----------------------------------
           (Signature of Stockholder)

Please sign exactly as your name appears on the envelope in which this material was mailed. Agents, executors, administrators, guardians, and trustees must give full title as such. Corporations should sign by their president or authorized officer. Partnerships should sign in the Partnership name by an authorized person.

                        EXHIBIT A to Proxy Statement


                            ARTICLES OF AMENDMENT
                     TO THE ARTICLES OF INCORPORATION OF
                         ADVANCED WIRELESS SYSTEMS, INC.

     Pursuant to the provisions of Section 10-2B-10.06 of the Code of Alabama,the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                 Article One

     The name of the corporation is Advanced Wireless Systems, Inc.


                                 Article Two

     The following amendment to the Articles of Incorporation was approved and adopted by the shareholders of the corporation. The amendment changes
Article IV of the original Articles of Incorporation and the full text of
Article IV as altered is as follows:

                                 Article IV
     The number of shares which the corporation shall have authority to issue is 100,000,000.

                                Article Three

     The following amendment to the Articles of Incorporation was approved and adopted by the shareholders of the corporation. The amendment adds
Article VIII to the original Articles of Incorporation and the full text of
Article VIII as added is as follows:

                                 Article VIII

     The shareholders of the corporation shall not be entitled to any preemptive rights with respect to the shares of the corporation, and any preemptive rights that might otherwise exist for the corporation's shareholders under the laws of the State of Alabama are hereby waived and eliminated.

                           Article Four

     The corporation has only one class or voting group of shares outstanding, and the number of such shares of the corporation outstanding at
the time these amendments were adopted was                  .  All such
                                          ------------------
outstanding shares were entitled to vote on these amendments. These amendments were adopted by the shareholders at a special meeting held on
            , 2000, and the number of such shares represented at that meeting
------------
was             .  The number of shares voted in favor of these
   -------------
amendments at such meeting was               , and the number of shares voted
                              ---------------
against these amendments at that meeting was               . The number of
                                             --------------
shares voted for these amendments was sufficient for approval of these amendments by the shareholders of the corporation.



Date:                                    Advanced Wireless Systems, Inc.
     ------------------------

                                         By:
                                                ---------------------------

                                         Name:
                                                ---------------------------

                                         Title:
                                                ---------------------------
                                   - 9 -